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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 15, 2003
                Date of Report (Date of Earliest Event Reported)


                             HAWAIIAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    1-31443                 71-0879698
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)             Identification No.)

       885 THIRD AVE., 34TH FLOOR
              NEW YORK, NY                                       10022
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 888-5500

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

As previously disclosed in the Current Report on Form 8-K for Hawaiian Holdings, Inc. (the "Company") that was filed on March 21, 2003, the Company's Form 12b-25 filed on March 21, 2003, and the Company's Form 12b-25 filed on April 30, 2003, Hawaiian Airlines, Inc. ("HAWAIIAN AIRLINES"), the Company's sole operating subsidiary, earlier filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "CHAPTER 11 CASE") in the United States Bankruptcy Court for the District of Hawaii (the "BANKRUPTCY COURT") (Case No. 03-00827). Thereafter, and as also previously reported in the Company's Current Report on Form 8-K that was filed on June 2, 2003, on May 30, 2003, the U.S. Trustee's Office, with approval of the Bankruptcy Court, selected an initial trustee to serve as the trustee in the Chapter 11 Case. Since that time, the initial trustee has resigned and a replacement trustee has been selected to serve as the trustee (the "TRUSTEE") in the Chapter 11 Case.

In addition, as also previously disclosed in the Company's Current Report on Form 8-K that was filed on July 15, 2003, Mellon Investor Services, LLC ("MELLON") resigned as the stock transfer agent for the Company as of the close of business on July 14, 2003. Subsequently, on August 15, 2003, the Company issued a news release stating that the Company and Mellon reached an agreement pursuant to which Mellon has agreed to continue as the transfer agent for the Company, and Mellon has been reinstated as the Company's stock transfer agent as of such date. As a result, shareholders that hold shares of the Company's common stock in their own name as shareholders of record are once again able to re-register such shares and have the ownership of such shares transferred to another shareholder's name. In addition, shareholders that hold shares of the Company's common stock in street name, such as in a stock brokerage account or by a bank or other nominee, are once again able to request physical certificates evidencing such shares. A copy of the news release is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K.

In light of Mellon's earlier resignation as transfer agent, on July 14, 2003, the American Stock Exchange ("AMEX"), which is the exchange on which shares of common stock of the Company are listed, had initiated a halt on trading of such stock. The Company has engaged in discussions with Amex with regard to the cessation of the trading halt and, based on those discussions, and given Mellon's reinstatement as transfer agent, the Company anticipates that the trading halt initiated by Amex will be lifted by Amex within the next several days, at which time public trading on Amex in shares of the Company's stock (Stock Symbol "HA") can resume as normal. The Company is also currently engaged in ongoing discussions with Amex regarding the Company's continued listing on Amex.

On July 28, 2003, the Trustee issued a letter to the employees of Hawaiian Airlines (the "TRUSTEE LETTER"). In the Trustee Letter, the Trustee announced that Hawaiian Airlines' financial information for June 2003, as filed with the Bankruptcy Court, shows considerable improvement over the same period in 2002. Among other information, the Trustee Letter reports that Hawaiian Airlines recorded an operating profit of $10.7 million for June 2003. A copy of the Trustee Letter is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K. It should be noted that the Company has not had access to the financial information referenced in the Trustee Letter, and is not in a position to verify such information at this time.

Concurrent with the filing of this Current Report on Form 8-K, the Company is also filing a Notification of Late Filing of Periodic Reports on Form 12b-25 with respect to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 (the "10-Q NT"). The 10-Q NT provides, among other things, that in light of the appointment of the Trustee, who is in control of Hawaiian Airlines, and the resignation of Ernst & Young, LLP as the auditors of the Company as previously disclosed in the Company's Current Report on Form 8-K filed on June 20, 2003, the Company is not in possession of relevant and material information that is needed to complete all of the work necessary in order to timely file the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003. As a result, the Company is not in a position to make such filing without unreasonable effort and expense. On May 21, 2003, June 20, 2003, and July 18, 2003, Hawaiian Airlines filed its unaudited Monthly Operating Report for the period March 21, 2003 through April 30, 2003, for the month of May 2003, and for the month of June 2003, respectively, (the "MONTHLY OPERATING REPORTS"), with the Bankruptcy Court as required by the United States Trustee's Operating and Reporting Requirements for Chapter 11 Cases. As referenced in the 10-Q NT, the Company is undertaking to provide, with this Current Report on Form 8-K, the aforementioned Monthly Operating Reports of Hawaiian Airlines. The Company will also undertake to provide, under cover of separate Current Reports on Form 8-K, additional Monthly Operating Reports that Hawaiian Airlines files with the Bankruptcy Court on an ongoing basis, as and when such Monthly Operating Reports are provided or made available to the Company.

Exhibits 99.3, 99.4 and 99.5 to this Current Report on Form 8-K contain copies of the aforementioned Monthly Operating Reports as filed with the Bankruptcy Court, and are incorporated herein by reference. The Monthly Operating Reports shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

THE MONTHLY OPERATING REPORTS HAVE NOT BEEN PREPARED BY THE COMPANY OR REVIEWED BY THE COMPANY PRIOR TO THEIR SUBMISSION TO THE BANKRUPTCY COURT, CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING

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PRINCIPLES,  AND MAY BE SUBJECT TO FUTURE  RECONCILIATION  OR  ADJUSTMENTS.  THE
MONTHLY OPERATING REPORTS ALSO CONTAIN INFORMATION FOR PERIODS THAT MAY BE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE COMPANY'S REPORTS PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. IN ADDITION, THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORTS. FOR THESE REASONS, THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORTS. THE MONTHLY OPERATING REPORTS ARE BEING PROVIDED SOLELY FOR INFORMATION PURPOSES.

There are many factors, including the terms of any reorganization plan ultimately confirmed in the Chapter 11 Case, that can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Company. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that the Company's equity will be restructured in a manner that will substantially reduce or eliminate any remaining value. In addition, other factors may also affect the liquidity and value of the Company's securities. Such factors include: uncertainty as to whether, or for how long the Company's securities will continue to be listed or traded on Amex; the uncertainty whether, should the Company's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found; and, the uncertainty of Mellon's continuing as the stock transfer agent for the Company. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Company with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Company and Hawaiian Airlines which may cause the actual results of the Company and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company and Hawaiian Airlines to continue as going concerns; the ability of Hawaiian Airlines to obtain Court approval with respect to motions in the Chapter 11 Case prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 Case; risks associated with the appointment of a Trustee and the ability of the Trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Trustee or third parties seeking to convert the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 Case on the liquidity or results of operations of the Company and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute its business plan; the ability of the Company and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Company's reports to the U.S. Securities and Exchange Commission.






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Business Acquired.

               Not Applicable/None

         (b)   Pro Forma Financial Information.

               Not Applicable/None

         (c)   Exhibits.

               Exhibit Number     Document Description
               --------------     ----------------------------

               99.1               News Release, dated August 15, 2003.

               99.2               Letter from Joshua Gotbaum, Trustee in
                                  Case No. 03-00827, to the Employees of
                                  Hawaiian Airlines,Inc., dated July 28, 2003.

               99.3 Hawaiian Airlines, Inc. Monthly Operating Report to the Bankruptcy Court for the period March 21, 2003 through April 30, 2003, dated May 21, 2003.

               99.4 Hawaiian Airlines, Inc. Monthly Operating Report to the Bankruptcy Court for the month of May 2003, dated June, 20 2003.

               99.5 Hawaiian Airlines, Inc. Monthly Operating Report to the Bankruptcy Court for the month of June 2003, dated July, 18 2003.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2003               By: Hawaiian Holdings, Inc.


                                         By: /s/ John W. Adams
                                             ------------------------
                                             John W. Adams
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer

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